UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 27, 2005

COMMUNITY BANCORP INC.

(Exact name of registrant as specified in its charter)

Delaware	Commission File Number:	33-0859334
(State of other jurisdiction of Incorporation or organization	000-26505	(I.R.S. Employer Identification No.)

900 Canterbury Place, Suite 300, Escondido, California 92025

(Address of principal executive offices)

(760) 432-1100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

Community Bancorp Inc. is furnishing its slide presentation of July 27, 2005, which will be utilized in presentations to investors. The slide presentation is furnished (not filed) as Exhibit 99.1 to this Current Report

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description

99.1	Community Bancorp Inc. slide presentation of July 27, 2005 (furnished pursuant to Regulation FD)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2005

Community Bancorp Inc.

By:         /s/    Michael J. Perdue

Michael J. Perdue

President and Chief Executive Officer